BRANDMAKERS WORLDWIDE
MARKETING SERVICES AGREEMENT

THIS AGREEMENT is made this 1st day of November, 2008, between Kidzmed/ASFX, located at 1112 Weston Road, Unit 278, Weston, FL 33326 hereinafter referred to as "**MANUFACTURER**", and **BRANDMAKERS WORLDWIDE,** 222-18 39TH Ave. Bayside, NY 11361, hereinafter referred to as "**BRANDMAKERS**".

I. RECITALS

1.1 Kidzmed/ASFX is a **MANUFACTURER** and/or seller of those products listed in Attachment "A", which is incorporated herein by reference, and desires to secure the services of a marketing specialist to develop resources and products and to develop and execute programs that will generate sales of **MANUFACTURER**'s products with OEM'S AND RESELLERS, in the United States and Internationally, hereinafter referred to as "RETAILERS."

1.2 **BRANDMAKERS** desires to secure the non-exclusive rights to develop resources and products; and to develop and execute programs for **MANUFACTURER** to RETAILERS.

In consideration of the premises, covenants and undertakings herein contained, it is hereby agreed as follows:

II. AGREEMENT

2.1. **MANUFACTURER** shall employ **BRANDMAKERS** as a non-exclusive marketing/manufacturing specialist to develop resources and products and to develop and execute programs to generate sales of **MANUFACTURER**'s products for delivery to RETAILERS for those products identified in Attachment "A" and for such other products as **MANUFACTURER** and **BRANDMAKERS** may subsequently agree. The terms of this agreement shall apply and control as to the provisions regarding any added product or product line, except where the agreements regarding the added product lines expressly provide otherwise in writing.

2.2 Any negotiations by **BRANDMAKERS** for the account of **MANUFACTURER** shall be conducted in accordance with such prices, terms and conditions as are specified by **MANUFACTURER**.

2.3 **BRANDMAKERS** shall not incur any expenses or enter into any obligations without **MANUFACTURER**'s authorization and direction.

2.4 **MANUFACTURER** accepts full responsibility for granting credit to buyers.

2.5. **COMPENSATION**

2.5.a. The method of remuneration for **BRANDMAKERS** from **MANUFACTURER** is a "Commission Fee" per Attachment "B", which is incorporated herein by reference.

2.5.b. Where **BRANDMAKERS** shall actively participate in obtaining the placement with a Retailer of a product which is not then currently sold to the Retailer by **MANUFACTURER**, **BRANDMAKERS**'s right to the performance fee shall apply to all future sales of the product to such Retailer, regardless of the termination of this agreement.

2.6. **MANUFACTURER** will assist **BRANDMAKERS** in verifying sales figures and obtaining marketing information for the products which are the subject of this agreement.

2.7 **BRANDMAKERS** shall indemnify **MANUFACTURER**, its officers, employees, agents, successors, and assigns against any loss, liability, damage or claim that may occur or arise due to acts or omissions of **BRANDMAKERS**, its officers, employees, agents, successors, and assigns, in the course of performance of this agreement.

2.8 **MANUFACTURER** shall indemnify **BRANDMAKERS**, its officers, employees, agents, successors, and assigns, against any loss, liability, damage or claim that may occur or arise due to acts or omissions of **MANUFACTURER**, its officers, employees, agents, successors, and assigns, including injuries to persons (including death) and damage to or destruction of property caused by the acts or omission of such persons or any products or services of **MANUFACTURER**, including products and/or packaging proposed by **BRANDMAKERS** and accepted or approved by **MANUFACTURER**.

2.9 The laws of the State of New York shall govern the application and interpretation of this agreement, and all litigation pursuant to this agreement shall be conducted in Nassau County of the State of New York. Likewise, the party which prevails in any legal proceeding hereunder shall be entitled to have its reasonable attorney fees and court costs, at trial and on appeal, paid by the losing party.

2.10 Termination.

2.10.a. If the **MANUFACTURER** shall not be in default under the terms and conditions of this agreement, then this agreement shall begin on the date hereof, and thereafter shall continue in full force and effect for three months from the date thereof and thereafter until such **MANUFACTURER** shall give thirty (30) days written notice for **BRANDMAKERS** to discontinue its services under this agreement. **BRANDMAKERS** shall be entitled to performance fees on all sales for (a) a period of one calendar year after the last date upon which **BRANDMAKERS** is to provide services for products, and (b) for all future sales of products which **BRANDMAKERS** actively participates in placing with any listed RETAILER, regardless of the termination of this agreement or **BRANDMAKERS** ceasing to provide services.

2.10.b. **BRANDMAKERS** may cancel this agreement upon thirty days written notice. **BRANDMAKERS** shall be entitled to fees on all sales resulting in payments for a period of sixty (60) days after the last date upon which **BRANDMAKERS** is to provide services for products subject to paragraph 2.5. above.

2.10.c. If **MANUFACTURER** terminates this agreement by giving less advanced notice than required herein, **BRANDMAKERS** shall be entitled to payment of performance fees as though the required notice had been given on the date of **BRANDMAKERS**'s actual receipt of the notice. **BRANDMAKERS** shall not be required to provide any services beyond the date set out in the notice as the date of termination.

2.11 **BRANDMAKERS** shall deliver to **MANUFACTURER** all papers and other materials related to the work performed under this agreement upon termination thereof, except that **BRANDMAKERS** reserves the right to retain any creative materials solely developed by **BRANDMAKERS** which are not related in their entirety to the work performed by **BRANDMAKERS** under this agreement.

2.12 **MANUFACTURER** shall assume liability for any non-cancelable contracts made by **BRANDMAKERS** in accordance with the terms of this contract on **MANUFACTURER**'s behalf prior to termination.

IN WITNESS WHEREOF, **MANUFACTURER** and **BRANDMAKERS** have signed this agreement by their duly authorized representatives.

Kidzmed/ASFX	**BRANDMAKERS WORLDWIDE.**
By: [signature]	By:______________________
Name: Christopher F. Tirotta (please print)	Name: ______________________ (please print)
Title: CEO	Title:____________________
Date: 10/28/08	Date:____________________

ATTACHMENT A

PRODUCTS

All **MANUFACTURER**'S products listed below are included in the scope of this marketing services agreement. Other products may be added or deleted by **MANUFACTURER** and/or **BRANDMAKERS** by mutual agreement from time to time.

Products: All products for all trades of business such as Retail, Web, Print and TV.

ATTACHMENT B

COMPENSATION/COMMISSION FEE

BRANDMAKERS will receive a retainer of $5,000 each month. On top of the monthly retainer of $5,000, a commission will be paid on the sale of products to retailers or the sale of the company or the items marketing rights. The term for this agreement is 3 months and can be extended in writing between the two parties at any time.

Another method of compensation to **BRANDMAKERS** from **MANUFACTURER** is when the item listed in Attachment A is sold to another company (eg. Dorel/Safety 1st) or the company that controls the item in Attachment A is sold. **BRANDMAKERS** will receive Ten percent (10%) of the selling price. Payment is due when **MANUFACTURER** is paid.

MANUFACTURER will provide **BRANDMAKERS** with a copy of the net invoiced sales to RETAILERS on a monthly basis. **BRANDMAKERS**'s right to payment shall be determined on the date an order is transmitted by a Retailer.

MANUFACTURER shall pay **BRANDMAKERS** the amount specified herein not later than on the 15th day of the month following the month in which the product sales are invoiced, or ten days after receipt of payment from customers, whichever is later.

Commissions should be paid via wire to the following account. The funds should be in US Dollars.

BRANDMAKERS WORLDWIDE
222-18 39TH Ave.
Bayside, NY 11361

Bank Atlantic
100 N. Congress Ave.
Boynton Beach, FL 33426

aba#
acct#

ASSIGNED CUSTOMER LISTING - BRANDMAKERS

Marketing and Major Manufacturers (eg. Dorel/Safety 1st)

DISCLAIMER
REGARDING ABILITY TO SELL
AND
STATEMENT OF SUPPLIER OPTIONS

As a prospective vendor to VARIOUS SPECIFIC RESELLERS, I have been informed by BRANDMAKERS of the following:

1. BRANDMAKERS does not, has not, and will not promise or guarantee to sell any product or service to VARIOUS SPECIFIC RESELLERS. All sales programs are undertaken by BRANDMAKERS on a best efforts basis with no guarantee of success. BRANDMAKERS is an independent company with no affiliation with VARIOUS SPECIFIC RESELLERS. BRANDMAKERS has no buying authority and cannot make any commitments on behalf of VARIOUS SPECIFIC RESELLERS buyers.

2. None of the potential reseller requires nor encourage any supplier or prospective supplier to use the services of BRANDMAKERS. I understand that I am entitled to present my items directly to buyers directly, without assistance from BRANDMAKERS or any other party. I understand that it is entirely my own decision whether or not to use the services of BRANDMAKERS.

Acknowledged in behalf of:

Kidz-Med, Inc/American Scientific Resources, Inc.
Company name

____
Signature

Christopher F. Tirotta, MD, MBA
Printed name

10/28/08
Date